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                                                                  EXHIBIT 10.29


                KELLSTROM INDUSTRIES, INC. 1997 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

         The purpose of the Kellstrom Industries, Inc. 1997 Stock Option Plan (the "Plan") is to promote the interests of Kellstrom Industries, Inc., a Delaware corporation (the "Company"), and its stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company (the "Board") more attractive to present and prospective non-employee directors of the Company and to provide a means to encourage stock ownership and proprietary interest in the Company by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend. The Plan became effective on October 27, 1997, by resolution of the Board, and was amended by the Board on each of April 9, 1998 and October 8, 1998. The Plan was ratified by a majority vote of the stockholders of the Company at its 1998 Annual Meeting of Stockholders.

2.       STOCK SUBJECT TO THE PLAN.

         (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, $.001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall be One Million (1,000,000), which shares may be of any class of Common Stock; provided, however, that such number of shares may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issue upon the exercise of options.

         (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

         (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

3. ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting an option granted or to be granted to himself or herself under the Plan. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board may, in its sole discretion, grant options to purchase shares of Common Stock and issue shares upon exercise of such options, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective



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option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee (the "Committee"), consisting of two or more members of the Board. If a Committee is so appointed, all references to the Board in Sections 3, 4, 8, 9 and 10 hereof shall mean and relate to such Committee, unless the context otherwise requires. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

4.       TYPE OF OPTIONS.

         Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Code, or non-qualified options which are not intended to meet the requirements of Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically on the date of such failure to continue to meet the requirements of Section 422 of the Code without further action by the Board.

5.       ELIGIBILITY.

         Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as nonqualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

         In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the recommendation of the Company's Chairman, the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.


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6.       RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

         Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

         (a) LIMITATION ON NUMBER OF SHARES. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted, determined as of the date the incentive stock options are granted, exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently in the same calendar year, shall be treated as a non-qualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

         (b) TEN PERCENT (10%) STOCKHOLDER. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

                  (i) The option price per share subject to such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such option was granted; and

                  (ii) The incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

         (c) In determining the fair market value under this Section 6, the provisions of Section 9(c) hereof shall apply.

7.       LIMITATION ON GRANT.

         Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of shares of Common Stock subject to options granted to any one optionee under the Plan may not exceed 500,000 during any calendar year, subject to adjustment as provided in
Section 14 hereof.



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8.       OPTION AGREEMENT.

         Each option shall be evidenced by an agreement (the "Agreement") duly executed on behalf of the Company and by the grantee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as deemed in Section 422 of the Code. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to an individual.

9.       OPTION PRICE.

         (a) The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be as determined by the Board, provided, however, in no event shall such price be less than the fair market value of the Common Stock (as determined in accordance with clause (c) below) subject to such options on the day of the grant.

         (b) Subject to the conditions set forth in Section 6(b) hereof, the option price or prices of shares of Common Stock for options designated as incentive stock options shall be at least the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with clause (c) below.

         (c) If the Common Stock is then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then listed on any such exchange, the fair market value shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant



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                  in accordance with Regulations Section 25.2512-2. If the fair market value of the Common Stock cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

10.      MANNER OF PAYMENT, MANNER OF EXERCISE.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i)cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of such options, or (iii) any combination of
                  (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with
                  Section 9(c) hereof.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph
                  (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after three (3) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

11.      EXERCISE OF OPTIONS.

         Each option granted under the Plan shall, subject to Section 12(b) hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option is not exercised when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock.


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12.      TERM OF OPTIONS; EXERCISABILITY.

         (a)      TERM.

                  (i) Each option shall expire automatically and without notice not more than ten (10) years from the date of the granting thereof, except as (a) otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) earlier termination as herein provided.

                  (ii) Except as otherwise provided in this Section 12, an option granted to any grantee who ceases to perform services for the Company or one of its subsidiaries shall terminate three months after the date such grantee ceases to perform services for the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

                  (iii) If the grantee ceases to perform services for the Company because of resignation by grantee, dismissal for cause or a breach of any employment agreement by grantee, such option will terminate on the date the grantee ceases to perform services for the Company or one of its subsidiaries.

                  (iv) If the grantee ceases to perform services for the Company because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate twelve months after the date such grantee ceases to perform services for the Company, or on the date on which the option expires by its terms, whichever occurs first.

                  (v) In the event of the death of any grantee, any option granted to such grantee shall terminate twelve months after the date of death, or on the date on which the option expires by its terms, whichever occurs first.

         (b)      EXERCISABILITY.

                  (i) Except as provided below and subject to Section 12(a) hereof, an option granted to a grantee who ceases to perform services for the Company or one of its subsidiaries shall be exercisable only to the extent that such option has vested and is in effect on the date such grantee ceases to perform services for the Company or one of its subsidiaries.

                  (ii) Options granted to a grantee who ceases to perform services for the Company or one of its subsidiaries because he or she has become permanently disabled (as defined above) shall be exercisable for a period of 12 months from the date such grantee ceases to perform services for the Company only with respect to the number of shares subject to the options which have vested as of the date the grantee ceases to perform services for the Company, and may be exercised by a legal representative on behalf of the grantee;



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                  (iii)    In the event of the death of any grantee, the options
                           granted to such grantee shall be exercisable only with respect to the shares subject to the options which have vested on the date of death, and may be exercised by the estate of such grantee, or by any person or persons who acquired the right to exercise such options by bequest or inheritance or by reason of the death of such grantee.

                  (iv) Notwithstanding the foregoing, the Board may provide, in its discretion, that a grantee may exercise an option, in whole or in part, at any time subsequent to termination of employment or service with the Company and prior to termination of the option pursuant to Section 12(a), either subject to or without regard to any vesting or other limitation on exercise imposed hereunder.

13.      OPTIONS NOT TRANSFERABLE.

         The right of any grantee to exercise any option granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the option is granted, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

14.      RECAPITALIZATION, REORGANIZATION AND THE LIKE.

         In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the exercise price per share.

         Notwithstanding any provisions of the prior paragraph of this Section 14 to the contrary, unless otherwise determined by the Board in its sole discretion, in the case of any Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such Change in Control, or the



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Board may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised and no disposition of the shares acquired upon such exercise been made prior to such Change in Control, less the exercise price therefor. Upon receipt of such consideration, the options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 9(c) hereof.

         Notwithstanding anything to the contrary contained in this Plan or the option agreements executed in connection herewith, upon any Change in Control under subsection (a), (b) or (c) of the following paragraph, all outstanding options shall immediately become exercisable. Upon any Change in Control under subsection (d) of the following paragraph, the Board shall have the power and right, in its sole discretion, to accelerate the exercisability of any outstanding options. Upon any acceleration pursuant to this paragraph, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non qualified stock options.

         For purposes hereof, a "Change in Control" shall mean:

         (a) (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or (iii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company; or

         (b) the acquisition by any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors, of additional voting power in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the combined voting power entitled to vote generally in the election of directors; or

         (c) individuals who, as of the date hereof, constitute the Company's Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then



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                  comprising the Incumbent Board (other than an election or
                  nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (d) the acquisition (other than from the Company or its subsidiaries) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 19% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

         If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

         No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder in the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the grantee from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined in accordance with Regulations
Section 1.421-7(h)(2).

16.      WITHHOLDING.

         The Company's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable



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Federal, state and local income and employment tax withholding requirements. The
Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

17.      RESTRICTIONS ON ISSUANCE OF SHARES.

         (a) Notwithstanding the provisions of Section 10 hereof, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                  (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                  (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

         (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions, within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

18.      PURCHASE FOR INVESTMENT, RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

         Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other



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applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

         In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exception from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19.      INTERPRETATION.

         (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 and Section 162(m). The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

         (b) The Plan shall be administered and interpreted so that all incentive stock options granted under the Plan will qualify as incentive stock options under Section 422 of Code. If any provision of the Plan should be held invalid for the granting of incentive stock options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

         (c) This Plan shall be governed by the laws of the State of Delaware.

         (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

         (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.



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


20.      LOANS.

         At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the Plan.

21.      MODIFICATION OF OUTSTANDING OPTIONS.

         Subject to limitations contained herein, the Board may authorize the amendment of any outstanding option with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

22.      APPROVAL OF STOCKHOLDERS.

         The Plan was approved by a majority vote of the stockholders of the Company voting in person or by proxy at the Company's 1998 Annual Meeting of Stockholders. The Plan became effective on October 27, 1997 by resolution of the Board. The Plan was amended by the Board on each of April 9, 1998 and October 8, 1998.

23.      TERMINATION AND AMENDMENT OF PLAN.

         Unless sooner terminated as herein provided, the Plan shall terminate on October 27, 2007. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that
(i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, and (ii) any modification or amendment of the Plan shall be subject to the approval of the Company's stockholders if such stockholder approval is necessary to comply with federal or state law (including without limitation Rule 162(m) of the Code and Rule 16b-3 of the Exchange Act) or applicable stock exchange or automated quotation system on which the Common Stock may then be listed. Except to the extent provided in Sections 12 and 14 hereof, termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option theretofore granted to him or her.

24.      LIMITATION OF RIGHTS IN THE UNDERLYING SHARES.

         A holder of an option shall not be deemed for any purpose to be a stockholder of the Company with respect to such option except to the extent that such option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 14 hereof.

25.      NOTICES.

         Any communication or notice required or permitted to be given under the Plan shall be in



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


writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Chairman, and, if to the holder of an option, to the address as appearing on the records of the Company.




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